UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2021

ACUTUS MEDICAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39430	45-1306615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Faraday Ave., Suite 100, Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 232-6080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AFIB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On January 13, 2021, Acutus Medical, Inc. (the “Company”) issued a press release announcing preliminary results for the fourth quarter and year ended December 31, 2020.  A copy of the press release is furnished with this report as Exhibit 99.1.

Item 7.01  Regulation FD Disclosure

The Company will present at the 2021 J.P. Morgan Healthcare Conference on Wednesday, January 13, 2021, at 7:00 A.M. Pacific Time. A live webcast of the presentation, which will contain information regarding the Company, including the Company’s priorities for 2021, will be available at https://ir.acutusmedical.com/. A replay will be available on the Company’s website following the presentation. The Company’s written presentation materials for the conference, have been posted to the Company’s website. Such written presentation is also furnished as Exhibit 99.2 to this Current Report on Form 8-K. The information set forth in Exhibit 99.2 is incorporated herein by reference and constitutes a part of this report.

This information is furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information contained in this report.

Please refer to the press release attached hereto as Exhibit 99.1 and to page 2 of the presentation attached hereto as Exhibit 99.2 for a discussion of certain forward-looking statements included therein and the risk and uncertainties related thereto.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated January 13, 2021
99.2	Presentation by Acutus Medical, Inc. dated January 13, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Acutus Medical, Inc.

Date: January 13, 2021	By:	/s/ Gary W. Doherty
Gary W. Doherty
Chief Financial Officer

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